SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-DUFF & PHELPS CR

                    MJG ASSOCIATES, INC.
                                 4/11/00            1,000-          100.0000
                    GABELLI INTERNATIONAL LTD
                                 4/11/00            5,000-          100.0000
                    GAMCO INVESTORS, INC.
                                 4/11/00           32,900-          100.0000
                    GABELLI ASSOCIATES LTD
                                 4/11/00           82,500-          100.0000
                    GABELLI FUND, LDC
                                 4/11/00            1,000-          100.0000
                    GABELLI ASSOCIATES FUND
                                 4/11/00              100            99.8750
                                 4/11/00          107,800-          100.0000
                                 4/10/00            3,200            99.8750
                    GABELLI FUNDS, LLC.
                         GABELLI UTILITY TRUST FUND
                                 4/11/00            5,000-          100.0000
                         GABELLI SMALL CAP FUND
                                 4/11/00           20,000-          100.0000
                         GABELLI CONVERTIBLE FUND
                                 4/11/00           20,000-          100.0000
                         GABELLI ABC FUND
                                 4/11/00           57,400-          100.0000












             (1) THE DISPOSITIONS ON 4/11/00 WERE IN CONNECTION WITH THE TENDER
              OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


             (2) PRICE EXCLUDES COMMISSION.